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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) July 17, 2000
                                                           -------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    1-14671              04-3444269
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(State or other Jurisdiction of      (Commission          (IRS Employer
incorporation or organization)       File Number)         Identification No.)

                      31 Court Street, Westfield, MA 01085
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                    (Address of principal executive offices)

                                 (413) 568-9141
                                ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
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     On July 17, 2000, Woronoco Bancorp, Inc. (the "Company") issued a press release which announced the appointment of a new director to the Company's Board of Directors.

     A press release announcing the appointment is attached as Exhibit 99.1.